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 ===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 15, 2001

                          American Express Master Trust
                            (Issuer in respect of the
      7.60% Class A Accounts Receivable Trust Certificates, Series 1994-2,
      7.85% Class A Accounts Receivable Trust Certificates, Series 1994-3,
 Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1
    Class A Floating Rate Accounts Receivable Trust Certificates, 1996-2 and
      5.90% Class A Accounts Receivable Trust Certificates, Series 1998-1)
 -------------------------------------------------------------------------------

               American Express Receivables Financing Corporation
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                         33-47812
                                         33-49106
                                         33-67502
                                         33-81634
                                        333-51045
          Delaware                      000-21424                 13-3632012
----------------------------          -------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
    of incorporation)                 File Numbers)          Identification No.)

200 Vesey Street, New York, New York                                 10285
------------------------------------------------                 ------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:             (212) 640-3975
---------------------------------------------------             ---------------

                         American Express Centurion Bank
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Utah                         000-21424-01              11- 2869526
----------------------------          -------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
    of incorporation)                 File Numbers)          Identification No.)


6985 Union Park Center, Midvale, Utah                                84047
-------------------------------------                            ------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:             (801) 565-5000
---------------------------------------------------             --------------

================================================================================

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Item 5. Other Events

         Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated October 9, 2001 for the Distribution Date occurring on October 15, 2001 and the preceding Due Period from August 27, 2001 through September 26, 2001 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series' 1996-1, and 1998-1 occurring on October 15, 2001, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series' 1994-3, 1996-1 and 1998-1 occurring on October 15, 2001, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.

         The Series 1994-2 Certificates were paid in full on September 17, 2001.

         The Series 1996-2 Certificates were paid in full on September 17, 2001.




Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.         Description
-----------         ------------
Exhibit 20.1        Payment Date Statements relating to interest distributions on the Class A Certificates, Series' 1996-1, and 1998-1, occurring on October 15, 2001.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series' 1994-3, 1996-1, and 1998-1, occurring on October 15, 2001.

Exhibit 99.1 Monthly Servicer's Certificate dated October 9, 2001 for the Distribution Date occurring on October 15, 2001 and the preceding Due Period from August 27, 2001 through September 26, 2001 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.

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                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated: October 15, 2001


                                    AMERICAN EXPRESS MASTER TRUST

                                    AMERICAN EXPRESS RECEIVABLES
                                    FINANCING CORPORATION,
                                    Transferor

                                    By: /s/ Leslie R. Scharfstein
                                        ----------------------------------------
                                    Name:  Leslie R. Scharfstein
                                    Title: President



                                    AMERICAN EXPRESS CENTURION BANK,
                                    Transferor

                                    By: /s/ Rhonda Halpern
                                        ----------------------------------------
                                    Name:  Rhonda Halpern
                                    Title: Chief Financial Officer and Treasurer

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                                  EXHIBIT INDEX


Designation        Description                                              Page
------------       ------------                                             ----

Exhibit 20.1       Payment Date Statements relating to interest              5
                   distributions on the Class A Certificates, Series'
                   1996-1 and 1998-1, occurring on October 15, 2001.


Exhibit 20.2       Payment Date Statements relating to interest              9
                   distributions on the Class B Certificates, Series'
                   1994-3, 1996-1 and 1998-1, occurring on October
                   15, 2001.


Exhibit 99.1       Monthly Servicer's Certificate dated October 9,           15
                   2001 for the Distribution Date occurring on October 15, 2001 and the preceding Due Period from August 27, 2001 through September 26, 2001 provided to The Bank of New York, as Trustee under the Agreement for the American Express
                   Master Trust.